UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2005

EXPRESSJET HOLDINGS, INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-31300 (Commission File Number)	76-0517977 (IRS Employer Identification No.)

1600 Smith Street, Dept. HQSCE Houston, Texas (Address of principal executive offices)		77002 (Zip Code)

713-324-2639 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item	1.01	Entry into a Material Definitive Agreement

On February 17, 2005, our board of directors amended our Management Bonus Plan to provide for the inclusion of officers holding the title of staff vice president at a target bonus level of 30% of base salary.  The board also made certain other amendments to the plan, a copy of which is filed with this report as Exhibit 99.1.

Item	9.01	Financial Statements and Exhibits
		99.1 ExpressJet Holdings, Inc., Management Bonus Plan, amended and restated as of February 17, 2005.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRESSJET HOLDINGS, INC. (Registrant)
Date: February 22, 2005	/s/ Scott R. Peterson
Scott R. Peterson Vice President, General Counsel and Secretary

EXHIBIT INDEX

99.1	ExpressJet Holdings, Inc., Management Bonus Plan, amended and restated as of February 17, 2005.